UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	June 3, 2022

Bank First Corporation

(Exact name of registrant as specified in its charter)

Wisconsin	001-38676	39-1435359
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

402 North 8th Street, Manitowoc, WI	54220
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(920) 652-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BFC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 4.01	Changes in Registrant’s Certifying Accountant

(a) Prior independent registered public accounting firm.

Bank First Corporation (the "Company") was notified that Dixon Hughes Goodman LLP ("DHG"), the Company's independent registered public accounting firm, merged with BKD, LLP ("BKD") on June 1, 2022 (the “Accountant Merger”), and the combined practice now operates under the name FORVIS, LLP (“FORVIS”). The Audit Committee of the Company’s Board of Directors previously appointed DHG as the Company’s independent registered public accounting firm. This appointment continues with respect to FORVIS as the successor by merger to DHG.

DHG’s reports on the Company’s financial statements for the fiscal years ended December 31, 2021 and December 31, 2020 did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope, or accounting principles.

During the Company’s two most recent fiscal years ended December 31, 2021, and during the subsequent interim period from December 31, 2021 through the date of the Accountant Merger, there have not been any disagreements between the Company and DHG on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of DHG, would have caused it to make reference to the subject matter of the disagreements in connection with its report.

The Company has provided a copy of this Current Report on Form 8-K to FORVIS, as successor to DHG, and asked that FORVIS furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to Item 304(a) of Regulation S-K. The Company has included that letter as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent registered public accounting firm.

On June 1, 2022, FORVIS became the Company’s independent registered public accounting firm in connection with the Accountant Merger.

During the Company’s two most recent fiscal years ended December 31, 2021, and during the subsequent interim period from December 31, 2021 through the date of the Accountant Merger, neither the Company nor anyone on its behalf consulted with BKD prior to its merger with DHG regarding the application of accounting principles to a specified transaction, either contemplated or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matter or reportable event listed in Items304(a)(2)(i) or (ii) of Regulation S-K.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

16.1	Letter of FORVIS, LLP dated June ____, 2022 to the Securities and Exchange Commission

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BANK FIRST CORPORATION

Date: June 3, 2022	By:	/s/ Kevin M. LeMahieu
Kevin M. LeMahieu
Chief Financial Officer